Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.9744%


        Excess Protection Level
          3 Month Average   5.32%
            April, 1998   5.73%
            March, 1998   5.68%
            February, 1998   4.56%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.97%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,259,577,861.39